Contingent consideration	12 Months Ended
Dec. 31, 2017
Contingent Consideration [Abstract]
Contingent consideration
Contingent consideration
The outstanding fair value of contingent consideration payable to ILJIN an affiliated shareholder and related party, is the result of an Arrangement Agreement (the Agreement) completed on September 20, 2013 between the Company, Aurinia Pharma Corp. and ILJIN. Pursuant to the Agreement, payments of up to $10,000,000 may be paid dependent on the achievement of pre-defined clinical and marketing milestones.
During 2017 the Company paid ILJIN $2,150,000 upon the achievement of two specific milestones.
At December 31, 2017, if all of the remaining milestones are met, the timing of these payments is estimated to occur as follows:

$
2018	100
2020	2,625
2021	5,125
7,850

The fair value estimates at December 31, 2017 were based on a discount rate of 10% (2016 - 10%) and a presumed payment range between 50% and 75% (2016- 50% and 95%). The 2016 range included probabilities of 95% that were related to the milestones paid out in 2017.The fair value of this contingent consideration as at December 31, 2017 was estimated to be $3,792,000 (December 31, 2016 - $5,440,000) and was determined by estimating the probability and timing of achieving the milestones and applying the income approach.

The change in the revaluation amounts in 2017 resulted primarily from the change in the passage of time and the achievement of two milestones. The change in probability factors for the milestones and the passage of time resulted in a revaluation of contingent consideration expense of $502,000 for the year ended December 31, 2017.

In 2016 the Company achieved a positive 24-week primary endpoint result in the Phase 2b clinical LN trial. As such, while no milestone was attached to this positive primary endpoint result, it was an event that triggered an adjustment of the probability of success of the milestones such that the probability of success factors were increased for the milestones. As a result of the adjustments to the probability factors, the probability adjusted payment ranges were increased from 50% to 95% as at December 31, 2016. The change in probability factors for the milestones and the passage of time resulted in a revaluation of contingent consideration expense of $1,630,000 for the year ended December 31, 2016.

This is a Level 3 recurring fair value measurement. If the probability for success were to increase by a factor of 10% for each milestone, this would increase the net present value (NPV) of the obligation by approximately $580,000 as at December 31, 2017. If the probability for success were to decrease by a factor of 10% for each milestone, this would decrease the NPV of the obligation by approximately $579,000 as at December 31, 2017. If the discount rate were to increase to 12%, this would decrease the NPV of the obligation by approximately $208,000. If the discount rate were to decrease to 8%, this would increase the NPV of the obligation by approximately $226,000.